EXHIBIT 99.6
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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT



                                     among



                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor



                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee



                                      and



                            WELLS FARGO BANK, N.A.,
                                  as Servicer



                                  Dated as of


                                April 28, 2006






================================================================================


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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 28th day of April, 2006, among Wells Fargo Bank, N.A., a national banking association (the "Servicer"), GS Mortgage Securities Corp., a Delaware corporation (the "Assignee"), and Goldman Sachs Mortgage Company, a New York limited partnership (the "Assignor").

          WHEREAS, the Assignor and the Servicer have entered into the, Master Seller's Warranties and Servicing Agreement, dated as of August 1, 2004, as amended by Amendment No. 1, dated as of April 26, 2005 (as amended, the "Servicing Agreement") pursuant to which the Servicer sold to GSMC on May 27, 2005 (the "Original Purchase Date") certain Mortgage Loans (as defined below);

          WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto (the "Mortgage Loan Schedule"); and

          WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee (the "Trustee") and as a custodian, Deutsche Bank National Trust Company, as a custodian, Wells Fargo Bank, N.A., as a custodian and JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder);

          NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.        Assignment and Assumption.

          (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.


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          (b) The Assignor represents and warrants to the Assignee that the
     Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the applicable Servicing Agreement.

          (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

          2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

          (a) The second sentence of Section 4.2 shall be deleted in its entirety and replaced with the following:

          "In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.1 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings and the Company shall notify the Purchaser in writing of the Company's intention to do so."

          (b) The first sentence of the second paragraph of Section 6.2 shall be deleted in its entirety and replaced with the following:

          "If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than a modification or liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser."

          3. Accuracy of Servicing Agreement.

          The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect (other than as set forth herein) and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Sections 3.1 of the Servicing Agreement are true and correct as of the date hereof, and the representations and warranties regarding the Mortgage Loans contained in Section 3.2 of the Servicing Agreement were true and correct as of the Original Purchase Date.


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          4. Recognition of Assignee.

          From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing Agreement to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the terms of the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

          5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

          (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

          (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

          (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.


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          (c) No Consent. The execution, delivery and performance by the
Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

          (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement has been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

          (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

          7. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

          (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

          (b) Releases. The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

          (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.


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          (d) High Cost. No Mortgage Loan is categorized as "High Cost"
pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(d), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

          (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

          (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

          (g) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in the Servicing Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in
Section 3.2 of the Servicing Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

          It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive delivery of the Mortgage Loan Documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 8 to repurchase, or in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in
Section 7(g), by the Servicer in the Servicing Agreement (or any officer's certificate delivered pursuant thereto).

          It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections


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6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

          8. Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

          9. Repurchase of Mortgage Loans.

          Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within ninety (90) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price (as defined in the Servicing Agreement) or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).

          The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

          In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

          In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached


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a representation and warranty and is obligated to repurchase such Mortgage
Loan under the Servicing Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

          In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as such Servicing Agreement relates to such Mortgage Loan.

          Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

          For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

          "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 8, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

          "Substitute Mortgage Loan" A mortgage loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan, (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan,
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan, (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed- or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.2 of the Servicing Agreement.

          "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

          10. Continuing Effect.

          Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

          11. Governing Law.


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          THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

          EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

          12. Notices.

          Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a) in the case of the Servicer,

              Wells Fargo Bank, N.A.
              1 Home Campus, MAC #X2401-042
              Des Moines, Iowa 50328-0001
              Attention:  John B. Brown
              Tel:  (515) 213-7071
              Fax:  (515) 213-4527

              with a copy to,

              Wells Fargo Bank, N.A.
              1 Home Campus, MAC #X2401-06T
              Des Moines, Iowa 50328-0001
              Attention:  General Counsel
              Tel:  (515) 213-4762
              Fax:  (515) 213-5192

or such other address as may hereafter be furnished by the Servicer;


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          (b) in the case of the Assignee,

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York 10004
              Attention:  Chris Gething
              Tel.: (212) 902-1434
              Fax:  (212) 256-5107

              with a copy to:

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York 10004
              Attention:  William Moliski
              Tel:  (212) 357-8721
              Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

          (c) in the case of the Assignor,

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York 10004
              Attention:  Chris Gething
              Tel.: (212) 902-1434
              Fax:  (212) 256-5107

              with a copy to:

              Goldman Sachs Mortgage Company
              85 Broad Street
              New York, New York 10004
              Attention:  William Moliski
              Tel:  (212) 902-1434
              Fax:  (212) 363-6148

or such other address as may hereafter be furnished by the Assignor.

          13. Counterparts.

          This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.


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          14. Definitions.

          Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

          15. Third-Party Beneficiary.

          The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.





                           [SIGNATURE PAGE FOLLOWS]


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          IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement the day and year first above written.


                                   GOLDMAN SACHS MORTGAGE COMPANY,
                                   a New York limited partnership

                                   By: Goldman Sachs Real Estate Funding Corp.,
                                       its general partner



                                   By: /s/ Mark Weiss
                                      ------------------------------------------
                                      Name:   Mark Weiss
                                      Title:  Managing Director


                                   GS MORTGAGE SECURITIES CORP.



                                   By: /s/ Michelle Gill
                                      ------------------------------------------
                                      Name:   Michelle Gill
                                      Title:  Vice President


                                   WELLS FARGO BANK, N.A.



                                   By: /s/ Patrick Greene
                                      ------------------------------------------
                                      Name:   Patrick Greene
                                      Title:  Senior Vice President


                            Wells Fargo Step 1 AAR

                                                                     Exhibit A
                                                                     ---------


                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]

                                                                     Exhibit B
                                                                     ---------


              Master Seller's Warranties and Servicing Agreement
              --------------------------------------------------

                         [On File with the Depositor]